Exhibit 10

NINTH AMENDMENT

THIS NINTH AMENDMENT (this “Amendment”) dated as of January 25, 2016 to the Credit Agreement referenced below is by and among ACADIA HEALTHCARE COMPANY, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to that certain Amended and Restated Credit Agreement dated as of December 31, 2012 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders, the Required Pro Rata Facilities Lenders and the Required Revolving Lenders have agreed to such modifications to the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendments to the Credit Agreement effective as of the date hereof. The following amendments shall become effective on the date hereof.

2.1. The following definitions are added to Section 1.01 in the appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

2.2. In clause (d) of the definition of Defaulting Lender in Section 1.01 the “or” between clauses (i) and (ii) is replaced with a comma and a new clause (iii) is inserted to read as follows:

or (iii) become the subject of Bail-in Action

2.3. In the definition of Excluded Property in Section 1.01 existing clause (k) is renumbered (l) and a new clause (k) is inserted to read as follows:

(k) personal property with an aggregate fair market value (as reasonably determined by the Borrower) of less than $500,000 located in a building (i) on a Mortgaged Property and (ii) in a special flood hazard area,

2.4. Section 2.15(b) is amended and restated to read as follows:

(b) Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in LIC Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. Subject to Section 11.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation

2.5. In Section 2.16(i)(i) the phrase “and shall not be later than the earliest maturity date of any Tranche B Term Facility” is deleted.

2.6. In Section 2.16(i)(ii) the phrase “and shall not be longer than the remaining Weighted Average Life of any Tranche B Term Facility” is deleted.

2.7. A new Section 6.27 is inserted to read as follows:

6.27 EEA Financial Institution.

Neither the Borrower nor any of its Subsidiaries are an EEA Financial Institution.

2.8. Section 8.02(g) is amended in its entirety to read as follows:

(g) Permitted Acquisitions and investments in Foreign Subsidiaries consisting of the acquisition consideration necessary to consummate such Permitted Acquisition;

2.9. A new Section 11.20 is inserted in the Credit Agreement to read as follows:

11.20. Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

3. Amendments to the Credit Agreement effective on the Ninth Amendment Effective Date. The following amendments shall become effective only upon the occurrence of the Ninth Amendment Effective Date (defined below).

3.1. The following definition is added to Section 1.01 in the appropriate alphabetical order:

“Ninth Amendment Effective Date” means the date the “Closing Date” occurs as defined in that Certain Sale and Purchase Deed, dated as of December 31, 2015 among Whitewell UK Investments 1 Limited, as purchaser, the Borrower, as purchaser guarantor and the sellers identified on schedule 1 thereto and Appleby Trust (Jersey) Limited, as trustee of the Priory Equity Plan Employee Trust.

3.2. In clause (a) of the definition of Excluded Property in Section 1.01 the “and” between clauses (i) and (ii) is replaced with a comma and a new clause (iii) is inserted to read as follows:

and (iii) with respect to any real property acquired by any Loan Party after the effective date of the Ninth Amendment to this Agreement, $5,000,000,

3.3. Sections 8.02(m), (n) and (o) are amended in their entirety to read as follows:

(m) Investments in non-Wholly Owned Subsidiaries and joint ventures, in each case which are not Loan Parties, in an aggregate amount (as of the date such Investment is made) not to exceed (i) in any period of four consecutive fiscal quarters, 10% of total assets of the Borrower and its Subsidiaries on a consolidated basis as of the end of the fiscal quarter most recently ended for which the Borrower has delivered financial statements pursuant to Section 7.01(a) or (b) and (ii) during the term of this Agreement, 12.5% of total assets of the Borrower and its Subsidiaries on a consolidated basis as of the end of the fiscal quarter most recently ended for which the Borrower has delivered financial statements pursuant to Section 7.01(a) or (b), provided that the aggregate amount of Investments made pursuant to this Section 8.02(m) plus the aggregate amount of Investments made pursuant to Section 8.02(n) shall (as of the date such Investment is made) not exceed 25% of total assets of the Borrower and its Subsidiaries on a consolidated basis as of the end of the fiscal quarter most recently ended for which the Borrower has delivered financial statements pursuant to Section 7.01(a) or (b) during the term of this Agreement;

(n) Investments by any Loan Party in any Foreign Subsidiary that is not a Loan Party, in an aggregate amount (as of the date such Investment is made) not to exceed (i) in any period of four consecutive fiscal quarters, 10% of total assets of the Borrower and its Subsidiaries on a consolidated basis as of the end of the fiscal quarter most recently ended for which the Borrower has delivered financial statements pursuant to Section 7.01(a) or (b) and (ii) during the term of this Agreement, 15% of total assets of the Borrower and its Subsidiaries on a consolidated basis as of the end of the fiscal quarter most recently ended for which the Borrower has delivered financial statements pursuant to Section 7.01(a) or (b), provided that the aggregate amount of Investments made pursuant to this Section 8.02(n) plus the aggregate amount of Investments made pursuant to Section 8.02(m) shall (as of the date such Investment is made) not exceed 25% of total assets of the Borrower and its Subsidiaries on a consolidated basis as of the end of the fiscal quarter most recently ended for which the Borrower has delivered financial statements pursuant to Section 7.01(a) or (b) during the term of this Agreement; and

(o) Investments of a nature not contemplated in the foregoing clauses in an aggregate amount (as of the date such Investment is made) not to exceed 1% of total assets of the Borrower and its Subsidiaries on a consolidated basis as of the end of the fiscal quarter most recently ended for which the Borrower has delivered financial statements pursuant to Section 7.01(a) or (b).

3.4. Sections 8.11(a) and (b) are amended in their entirety to read as follows:

(a) Consolidated Leverage Ratio. Solely for the benefit of the Pro Rata Facilities Lenders, permit, without the approval of the Required Pro Rata Facilities Lenders, the Consolidated Leverage Ratio determined as of the end of any fiscal quarter of the Borrower set forth below to be greater than the ratio set forth below:

Fiscal Quarter Ending	Maximum Consolidated Leverage Ratio
September 30, 2015	6.50:1.0
December 31, 2015	6.00:1.0
March 31, 2016	6.75:1.0
June 30, 2016	6.75:1.0
September 30, 2016	6.75:1.0
December 31, 2016	6.25:1.0
March 31, 2017	6.00:1.0
June 30, 2017	6.00:1.0
September 30, 2017	6.00:1.0
December 31, 2017	5.50:1.0
March 31, 2018	5.50:1.0
June 30, 2018	5.50:1.0
September 30, 2018	5.50:1.0
December 31, 2018 and thereafter	5.00:1.0

(b) Consolidated Senior Secured Leverage Ratio. Solely for the benefit of the Pro Rata Facilities Lenders, permit, without the approval of the Required Pro Rata Facilities Lenders, the Consolidated Senior Secured Leverage Ratio determined as of the end of any fiscal quarter of the Borrower set forth below to be greater than the ratio set forth below:

Fiscal Quarter Ending	Maximum Consolidated Senior Secured Leverage Ratio
September 30, 2015	3.75:1.0
December 31, 2015	3.75:1.0
March, 31, 2016	3.75:1.0
June 30, 2016	3.75:1.0
September 30, 2016	3.75:1.0
December 31, 2016 and thereafter	3.50:1.0

4. Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of executed counterparts of this Amendment properly executed by a Responsible Officer of each Loan Party, the Required Lenders, the Required Pro Rata Facilities Lenders, the Required Revolving Lenders and the Administrative Agent.

5. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

6. Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) no Default exists.

7. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

8. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment does not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

9. FATCA. Borrower hereby certifies to the Administrative Agent and the Lenders that the obligations of the Borrower set forth in the Credit Agreement, as modified by this Amendment, qualify as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). From and after the effective date of the Amendment, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related interest, penalties and expenses, including, without limitation, Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under FATCA, the Loans as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). Notwithstanding the foregoing, the Borrower and the Administrative Agent shall treat the Tranche B Term Loan as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). The Borrower’s obligations hereunder shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all of the Obligations.

10. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

11. Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

12. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Ninth Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	ACADIA HEALTHCARE COMPANY, INC., a Delaware corporation

	By:	/s/ Brent Turner
	Name:	Brent Turner
	Title:	President

GUARANTORS:	ABILENE BEHAVIORAL HEALTH, LLC,
a Delaware limited liability company
ABILENE HOLDING COMPANY, LLC,
a Delaware limited liability company
ACADIA MANAGEMENT COMPANY, LLC,
a Delaware limited liability company
ACADIA MERGER SUB, LLC,
a Delaware limited liability company
ACADIANA ADDICTION CENTER, LLC,
a Delaware limited liability company
ADVANCED TREATMENT SYSTEMS, LLC,
a Virginia limited liability company
ASCENT ACQUISITION, LLC,
an Arkansas limited liability company
ASCENT ACQUISITION - CYPDC, LLC,
an Arkansas limited liability company
ASCENT ACQUISITION - PSC, LLC,
an Arkansas limited liability company
ASPEN EDUCATION GROUP, INC.,
a California corporation
ASPEN YOUTH, INC.,
a California corporation
ATS OF CECIL COUNTY, LLC,
a Virginia limited liability company
ATS OF DELAWARE, LLC,
a Virginia limited liability company
ATS OF NORTH CAROLINA, LLC,
a Virginia limited liability company
AUSTIN BEHAVIORAL HOSPITAL, LLC,
a Delaware limited liability company
AUSTIN EATING DISORDERS PARTNERS, LLC,
a Missouri limited liability company
BATON ROUGE TREATMENT CENTER, LLC,
a Louisiana limited liability company

	By:	/s/ Brent Turner
	Name:	Brent Turner
	Title:	Vice President and Assistant Secretary

[SIGNATURE PAGES CONTINUE]

BAYSIDE MARIN, INC.,
a Delaware corporation
BCA OF DETROIT, LLC, a Delaware limited liability company
BECKLEY TREATMENT CENTER, LLC, a West Virginia limited liability company
BEHAVIORAL CENTERS OF AMERICA, LLC, a Delaware limited liability company
BELMONT BEHAVIORAL HOSPITAL, LLC, a Delaware limited liability company
BGI OF BRANDYWINE, LLC, a Virginia limited liability company
BOWLING GREEN INN OF PENSACOLA, LLC, a Virginia limited liability company
BOWLING GREEN INN OF SOUTH DAKOTA, INC., a Virginia corporation
CALIFORNIA TREATMENT SERVICES, LLC a California limited liability company
CAPS OF VIRGINIA, LLC, a Virginia limited liability company
CARTERSVILLE CENTER, LLC, a Georgia limited liability company
CASCADE BEHAVIORAL HOLDING COMPANY, LLC, a Delaware limited liability company
CASCADE BEHAVIORAL HOSPITAL, LLC, a Delaware limited liability company
CENTER FOR BEHAVIORAL HEALTH-HA, LLC, a Pennsylvania limited liability company
CENTER FOR BEHAVIORAL HEALTH-ME, INC., a Maine corporation
CENTER FOR BEHAVIORAL HEALTH-PA, LLC, a Pennsylvania limited liability company
CENTERPOINTE COMMUNITY BASED SERVICES, LLC, an Indiana limited liability company
CHARLESTON TREATMENT CENTER, LLC, a West Virginia limited liability company
CLARKSBURG TREATMENT CENTER, LLC, a West Virginia limited liability company
COMMODORE ACQUISITION SUB, LLC, a Delaware limited liability company
CRC ED TREATMENT, LLC, a Delaware limited liability company

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President and Assistant Secretary

[SIGNATURE PAGES CONTINUE]

CRC GROUP, LLC,
a Delaware limited liability company
CRC HEALTH, LLC, a Delaware limited liability company
CRC HEALTH OREGON, INC., an Oregon corporation
CRC HEALTH TENNESSEE, LLC, a Tennessee limited liability company
CRC RECOVERY, INC., a Delaware corporation
CRC WISCONSIN RD, LLC, a Wisconsin limited liability company
CROSSROADS REGIONAL HOSPITAL, LLC, a Delaware limited liability company
DELTA MEDICAL SERVICES, LLC, a Tennessee limited liability company
DETROIT BEHAVIORAL INSTITUTE, INC., a Massachusetts corporation
DHG SERVICES, LLC, a Delaware limited liability company
DISCOVERY HOUSE-CC, LLC, a Pennsylvania limited liability company
DISCOVERY HOUSE-CU, LLC, a Pennsylvania limited liability company
DISCOVERY HOUSE MA, INC., a Massachusetts corporation
DISCOVERY HOUSE MONROEVILLE, LLC, a Pennsylvania limited liability company
DISCOVERY HOUSE OF CENTRAL MAINE, INC., a Maine corporation
DISCOVERY HOUSE TV, INC., a Utah corporation
DISCOVERY HOUSE UTAH, INC., a Utah corporation
DISCOVERY HOUSE WC INC., a Maine corporation
DISCOVERY HOUSE, LLC, a Pennsylvania limited liability company
DISCOVERY HOUSE-BC, LLC, a Pennsylvania limited liability company

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President and Assistant Secretary

[SIGNATURE PAGES CONTINUE]

DISCOVERY HOUSE-BR, INC.,
a Maine corporation
DISCOVERY HOUSE-GROUP, LLC, a Delaware limited liability company
DISCOVERY HOUSE-HZ, LLC, a Pennsylvania limited liability company
DISCOVERY HOUSE-LT, INC., a Utah corporation
DISCOVERY HOUSE-NC, LLC, a Pennsylvania limited liability company
DISCOVERY HOUSE-UC, INC., a Utah corporation
DMC-MEMPHIS, LLC, a Tennessee limited liability company
DUFFY’S NAPA VALLEY REHAB, LLC, a Delaware limited liability company
EAST INDIANA TREATMENT CENTER, LLC, an Indiana limited liability company
EVANSVILLE TREATMENT CENTER, LLC, an Indiana limited liability company
FOUR CIRCLES RECOVERY CENTER, LLC, a Delaware limited liability company
GALAX TREATMENT CENTER, LLC, a Virginia limited liability company
GENERATIONS BH, LLC, an Ohio limited liability company
GREENBRIER ACQUISITION, LLC, a Delaware limited liability company
GREENBRIER HOLDINGS, L.L.C., a Louisiana limited liability company
GREENBRIER HOSPITAL, L.L.C., a Louisiana limited liability company
GREENBRIER REALTY, L.L.C., a Louisiana limited liability company
GREENLEAF CENTER, LLC, a Delaware limited liability company
HABILITATION CENTER, LLC, an Arkansas limited liability company
HABIT OPCO, INC., a Delaware corporation

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President and Assistant Secretary

[SIGNATURE PAGES CONTINUE]

HERMITAGE BEHAVIORAL, LLC,
a Delaware limited liability company
HMIH CEDAR CREST, LLC, a Delaware limited liability company
HUNTINGTON TREATMENT CENTER, LLC, a West Virginia limited liability company
INDIANAPOLIS TREATMENT CENTER, LLC, an Indiana limited liability company
KIDS BEHAVIORAL HEALTH OF MONTANA, INC., a Montana corporation
LAKELAND HOSPITAL ACQUISITION, LLC, a Georgia limited liability company
MCCALLUM GROUP, LLC, a Missouri limited liability company
MCCALLUM PROPERTIES, LLC, a Missouri limited liability company
MILLCREEK SCHOOL OF ARKANSAS, LLC, an Arkansas limited liability company
MILLCREEK SCHOOLS, LLC, a Mississippi limited liability company
MILWAUKEE HEALTH SERVICES SYSTEM, LLC a California limited liability company
NORTHEAST BEHAVIORAL HEALTH, LLC, a Delaware limited liability company
OHIO HOSPITAL FOR PSYCHIATRY, LLC, an Ohio limited liability company
OPTIONS TREATMENT CENTER ACQUISITION CORPORATION, an Indiana corporation
PARKERSBURG TREATMENT CENTER, LLC, a West Virginia limited liability company
PARK ROYAL FEE OWNER, LLC, a Delaware limited liability company
PHC MEADOWWOOD, LLC, a Delaware limited liability company
PHC OF MICHIGAN, INC., a Massachusetts corporation
PHC OF NEVADA, INC., a Massachusetts corporation
PHC OF UTAH, INC., a Massachusetts corporation
PHC OF VIRGINIA, LLC, a Massachusetts limited liability company

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President and Assistant Secretary

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PINEY RIDGE TREATMENT CENTER, LLC,
a Delaware limited liability company
PSYCHIATRIC RESOURCE PARTNERS, LLC, a Delaware limited liability company
QUALITY ADDICTION MANAGEMENT, INC., a Wisconsin corporation
R.I.S.A.T., LLC, a Rhode Island limited liability company
REBOUND BEHAVIORAL HEALTH, LLC, a South Carolina limited liability company
RED RIVER HOLDING COMPANY, LLC, a Delaware limited liability company
RED RIVER HOSPITAL, LLC, a Delaware limited liability company
REHABILITATION CENTERS, LLC, a Mississippi limited liability company
RESOLUTE ACQUISITION CORPORATION, an Indiana corporation
RICHMOND TREATMENT CENTER, LLC, an Indiana limited liability company
RIVERVIEW BEHAVIORAL HEALTH, LLC, a Texas limited liability company
RIVERWOODS BEHAVIORAL HEALTH, LLC, a Delaware limited liability company
ROLLING HILLS HOSPITAL, LLC, an Oklahoma limited liability company
RTC RESOURCE ACQUISITION CORPORATION, an Indiana corporation
SAHARA HEALTH SYSTEMS, L.L.C., a Louisiana limited liability company
SAN DIEGO HEALTH ALLIANCE, a California corporation
SAN DIEGO TREATMENT SERVICES, LLC a California limited liability company
SEVEN HILLS HOSPITAL, INC., a Delaware corporation
SHAKER CLINIC, LLC, an Ohio limited liability company
SHELTERED LIVING INCORPORATED, a Texas corporation
SIERRA TUCSON INC., a Delaware corporation

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President and Assistant Secretary

[SIGNATURE PAGES CONTINUE]

SKYWAY HOUSE, LLC, a Delaware limited liability company
SOBER LIVING BY THE SEA, INC., a California corporation
SONORA BEHAVIORAL HEALTH HOSPITAL, LLC, a Delaware limited liability company
SOUTHERN INDIANA TREATMENT CENTER, LLC, an Indiana limited liability company
SOUTHWESTERN CHILDREN’S HEALTH SERVICES, INC., an Arizona corporation
SOUTHWOOD PSYCHIATRIC HOSPITAL, LLC, a Pennsylvania limited liability company
STRUCTURE HOUSE, LLC, a Delaware limited liability company
SUCCESS ACQUISITION, LLC, an Indiana limited liability company
SUWS OF THE CAROLINAS, INC., a Delaware corporation
TEN LAKES CENTER, LLC, an Ohio limited liability company
TEXARKANA BEHAVIORAL ASSOCIATES, L.C., a Texas limited liability company
THE CAMP RECOVERY CENTER, LLC, a California limited liability company
TK BEHAVIORAL, LLC, a Delaware limited liability company
TK BEHAVIORAL HOLDING COMPANY, LLC, a Delaware limited liability company
TRANSCULTURAL HEALTH DEVELOPMENT, INC., a California corporation
TREATMENT ASSOCIATES, INC., a California corporation
VALLEY BEHAVIORAL HEALTH SYSTEM, LLC, a Delaware limited liability company
VERMILION HOSPITAL, LLC, a Delaware limited liability company
VILLAGE BEHAVIORAL HEALTH, LLC, a Delaware limited liability company
VIRGINIA TREATMENT CENTER, LLC, a Virginia limited liability company

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President and Assistant Secretary

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VISTA BEHAVIORAL HOLDING COMPANY, LLC, a Delaware limited liability company
VISTA BEHAVIORAL HOSPITAL, LLC, a Delaware limited liability company
VITA NOVA, LLC, a Rhode Island limited liability company
VOLUNTEER TREATMENT CENTER, LLC, a Tennessee limited liability company
WCHS, INC., a California corporation
WEBSTER WELLNESS PROFESSIONALS, LLC, a Missouri limited liability company
WELLPLACE, INC., a Massachusetts corporation
WHEELING TREATMENT CENTER, LLC, a West Virginia limited liability company
WHITE DEER REALTY, LLC, a Pennsylvania limited liability company
WHITE DEER RUN, LLC, a Pennsylvania limited liability company
WICHITA TREATMENT CENTER INC., a Kansas corporation
WILLIAMSON TREATMENT CENTER, LLC a West Virginia limited liability company
WILMINGTON TREATMENT CENTER, LLC, a Virginia limited liability company
YOUTH AND FAMILY CENTERED SERVICES OF NEW MEXICO, INC., a New Mexico corporation
YOUTH CARE OF UTAH, INC., a Delaware corporation

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President and Assistant Secretary

TEN BROECK TAMPA, LLC, a Florida limited liability company
THE REFUGE, A HEALING PLACE, LLC, a Florida limited liability company

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	President

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ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Linda Lov
	Name:	Linda Lov
	Title:	Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Suzanne B. Smith
	Name:	Suzanne B. Smith
	Title:	SVP

FIFTH THIRD BANK

	By:	/s/ Thomas Avery
	Name:	Thomas Avery
	Title:	Relationship Manager

CITIBANK, N.A.

	By:	/s/ Alvaro De Velasco
	Name:	Alvaro De Velasco
	Title:	Vice President

ROYAL BANK OF CANADA

By:
Name:
Title:

REGIONS BANK

	By:	/s/ Joseph A. Miller
	Name:	Joseph A. Miller
	Title:	Managing Director

[SIGNATURE PAGES CONTINUE]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Thomas Randolph
Name:	Thomas Randolph
Title:	Managing Director

By:	/s/ Jeff Ferrell
Name:	Jeff Ferrell
Title:	Managing Director

MUFG UNION BANK, N.A.

By:	/s/ Brian McNany
Name:	Brian McNany
Title:	Director

UBS AG, STAMFORD BRANCH

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

RAYMOND JAMES BANK, N.A.

By:	/s/ Alexander L. Rody
Name:	Alexander L. Rody
Title:	Senior Vice President

HEALTHCARE FINANCIAL SOLUTIONS, LLC

By:	/s/ Danielle K. Katz
Name:	Danielle K. Katz
Title:	Duly Authorized Signatory

CADENCE BANK, N.A.

By:	/s/ William H. Crawford
Name:	William H. Crawford
Title:	EVP

[SIGNATURE PAGES CONTINUE]

CAPITAL ONE, N.A.

By:	/s/ Ali Zaidi
Name:	Ali Zaidi
Title:	Authorized Signatory

BANK OF MONTREAL

By:	/s/ Eric Oppenheimer
Name:	Eric Oppenheimer
Title:	Managing Director

PINNACLE BANK

By:	/s/ Allison H. Jones
Name:	Allison H. Jones
Title:	Senior Vice President

FIRST TENNESSEE BANK

By:
Name:
Title:

CAPITAL BANK N.A.

By:	/s/ Rebecca L. Hetzer
Name:	Rebecca L. Hetzer
Title:	SVP

CAPSTAR BANK

By:	/s/ John Teasley
Name:	John Teasley
Title:	SVP

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

[SIGNATURE PAGES CONTINUE]

AVENUE BANK

By:	/s/ Carol S. Titus
Name:	Carol S. Titus
Title:	Senior Vice President

WELLS FARGO PRINCIPAL LENDING, LLC

By:
Name:
Title:

[SIGNATURE PAGES CONTINUE]

JEFFERIES FINANCE LLC

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

JFIN CLO 2007 LTD.

BY:	Apex Credit Partners, as Collateral Manager

By:	/s/ Stephen Goetschius
Name:	Stephen Goetschius
Title:	Managing Director

JFIN CLO 2014-II LTD.
JFIN CLO 2014 LTD.
JFIN CLO 2012 LTD.
JFIN CLO 2013 LTD.
JFIN CLO 2015 LTD.

BY:	Apex Credit Partners, as Portfolio Manager

By:	/s/ Stephen Goetschius
Name:	Stephen Goetschius
Title:	Managing Director

[Additional signature pages of Term Loan B Lenders intentionally omitted]